UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CALIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! CALIX, INC. 2023 Annual Meeting Vote by May 10, 2023 11:59 PM ET CALIX, INC. 2777 ORCHARD PARKWAY SAN JOSE, CA 95134 V05701-P88529 You invested in CALIX, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and May 11, 2023 10:45 AM PDT vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/CALX23 *Please check the meeting materials for any special requirements for meeting attendance. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect each of the two director nominees named in the proxy statement. Nominees: 01) Kathleen Crusco For 02) Carl Russo 2. To approve the Calix, Inc. Third Amended and Restated 2019 Equity Incentive Award Plan. For 3. To approve the Calix, Inc. Third Amended and Restated 2017 Nonqualified Employee Stock Purchase Plan. For 4. To approve, on a non-binding, advisory basis, Calix’s named executive officer compensation. For 5. To approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve the compensation of 1 Year Calix’s named executive officers. 6. To ratify the selection of KPMG LLP as Calix’s independent registered public accounting firm for the fiscal year ending For December 31, 2023. Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V05702-P88529